UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: October 31, 2006 (Date of earliest event reported)
Rand Capital Corporation (Exact name of registrant as specified in its charter)

NY (State or other jurisdiction of incorporation)	811-1825 (Commission File Number)	16-0961359 (IRS Employer Identification Number)

2200 Rand Building, Buffalo, NY (Address of principal executive offices)		14203 (Zip Code)
716-853-0802 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

In accordance with interim guidance of the Securities and Exchange Commission, this disclosure pursuant to Item 2.02 of Form 8-K is made under Item 7.01.

On October 31, 2006, Rand Capital Corporation issued a press release announcing its net asset value for the quarter ended September 30, 2006. The text of the press release is included as an exhibit to this Form 8-K. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein is deemed to be furnished and shall not be deemed to be filed.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits

Quarterly Earnings Report

            99.1       Press Release of Rand Capital Corporation dated October 31, 2006

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 31, 2006	RAND CAPITAL CORPORATION By: /s/ Daniel P. Penberthy Daniel P. Penberthy EVP/CFO

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Rand Capital Corporation dated October 31, 2006